AMENDMENT TO MEMORANDUM OF UNDERSTANDING

THIS AMENDMENT TO MEMORANDUM OF UNDERSTANDING (this “Amendment”) is made and entered into as of the 14th day of April, 2017 by and between Vitro Diagnostics, Inc. (the “Company”) and Caribbean GC Development Fund (“GC”).

W I T N E S S E T H:

WHEREAS, the Company GC entered into a Memorandum of Understanding dated February 22, 2017 (the “MOU”); and

WHEREAS, the Company and GC desire to modify and amend the MOU and desire to set forth their agreement in writing.

NOW, THEREFORE, for and in consideration of the foregoing premises, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and GC agree that the MOU shall be modified and amended in the following respects.

1.

The Closing Date set for the Debt Investment is extended to May 31, 2017.

2.

All other terms and conditions set forth in the MOU shall remain in full force and effect.

IN WITNESS WHEREOF, Company and GC have caused this Amendment to be executed as of the date first written hereinabove.

VITRO DIAGNOSTICS, INC.

By:

/s/ James R. Muscik

Name:

James R. Musick, Ph.D.

Title:

President and CEO

CARIBBEAN GC DEVELOPMENT FUND

By:

/s/ William W. Becker

Name:

William W. Becker

Title:

CEO

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